SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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FULTON FINANCIAL CORPORATION

(Name of Registrant as specified in its Charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

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P.O. Box 4887

One Penn Square

Lancaster, Pennsylvania 17604

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 22, 2004

TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Thursday, April 22, 2004, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

1.	ELECTION OF DIRECTORS. To elect six directors for a term of three years.

2.	APPROVAL OF STOCK OPTION AND COMPENSATION PLAN. To approve the 2004 Stock Option and Compensation Plan adopted by the Board of Directors and described in the accompanying Proxy Statement.

3.	OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

Only those shareholders of record at the close of business on March 4, 2004 shall be entitled to be given notice of, and to vote at, the meeting.

It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. Alternatively, you may vote by telephone or electronically through the Internet by following the instructions on the proxy card. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

A copy of the Annual Report of Fulton Financial Corporation is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS
GEORGE R. BARR, JR.
Secretary

Enclosures

March 18, 2004

PROXY STATEMENT

Dated and To Be Mailed: March 18, 2004

P.O. Box 4887, One Penn Square

Lancaster, Pennsylvania 17604

(717) 291-2411

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2004

GENERAL

Introduction

Fulton Financial Corporation, a Pennsylvania business corporation and registered financial holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Lebanon Valley Farmers Bank, FNB Bank, N.A., Hagerstown Trust Company, Lafayette Ambassador Bank, Swineford National Bank, The Bank (formerly The Bank of Gloucester County), The Peoples Bank of Elkton, Skylands Community Bank and Premier Bank. In addition, Fulton Financial Corporation has the following direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which certain branch and operational facilities are located), Fulton Reinsurance Company, Ltd. (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns, directly or indirectly, certain limited partnership interests, principally in low-moderate income and elderly housing projects), FFC Management, Inc. (which holds certain investment securities and corporate owned life insurance policies), Fulton Financial Advisors, National Association (which offers fiduciary and investment services), Fulton Insurance Services Group, Inc. (which operates an insurance agency selling life insurance and related insurance products), FFC Penn Square, Inc. (a holder of trust preferred securities), Drovers Capital Trust I (an issuer of trust preferred securities), and PBI Capital Trust and Premier Capital Trust II (issuers of trust preferred securities).

On August 25, 2003, Fulton Financial Corporation entered into a merger agreement to acquire Resource Bankshares Corporation (Resource), of Virginia Beach, Virginia. Resource is an $870 million financial holding company whose primary subsidiary is Resource Bank, which operates six community-banking offices in Newport News, Chesapeake, Herndon, Virginia Beach (two locations) and Richmond, Virginia. In addition, Resource operates 14 loan production and residential mortgage offices in Virginia, North Carolina, Maryland and Florida.

Under the terms of the merger agreement, each of the approximately 6 million shares of Resource’s common stock will be exchanged for 1.4667 shares of Fulton Financial Corporation’s common stock. In addition, each of the outstanding options (611,146 as of March 4, 2004) to acquire Resource’s stock will be converted to options to purchase Fulton Financial Corporation’s stock. The acquisition has been approved by bank regulatory authorities and Resource’s shareholders and is expected to be completed on or before April 1, 2004.

As a result of the acquisition, Resource will be merged into Fulton Financial Corporation and Resource Bank will become a wholly owned subsidiary of Fulton Financial Corporation.

The meeting to which this Proxy Statement relates will be the twenty-second Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting

The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Thursday, April 22, 2004, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote

Only those shareholders of record at the close of business on March 4, 2004 shall be entitled to receive notice of, and to vote at, the meeting.

Purpose of Meeting

The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect six directors for a term of three years; (ii) to approve the 2004 Stock Option and Compensation Plan; and (iii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Thursday, April 22, 2004, and any adjournments thereof.

The expense of soliciting proxies will be borne by Fulton Financial Corporation. In addition to the use of the mails, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies

The execution and return of the enclosed proxy will not affect a shareholder’s right to attend the meeting and to vote in person. A shareholder may revoke any proxy given pursuant to this solicitation by delivering written notice of revocation to George R. Barr, Jr., Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the six nominees identified in this Proxy Statement and FOR the approval of the 2004 Stock Option and Compensation Plan. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder’s account by the Plan Agent will not be voted.

Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund of the Fulton Financial Corporation Profit Sharing Plan and Affiliate 401(k) Savings Plan will be voted by the Plan Trustee (Fulton Financial Advisors, National Association) in accordance with the instructions of each participant as set forth in the separate voting instruction card sent to the participant with respect to such shares. To allow sufficient time for the Plan Trustee to vote, your voting instructions must be received by April 19, 2004. Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by April 19, 2004, will be voted by the Plan Trustee FOR the election of the six nominees identified in the Proxy Statement and FOR the approval of the 2004 Stock Option and Compensation Plan.

Voting of Shares and Principal Holders Thereof

At the close of business on March 4, 2004, which is the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding 108,284,007 shares of common stock. There is no other class of stock outstanding. As of the record date, 2,860,685 shares of Fulton Financial Corporation common stock were held by Fulton Financial Advisors, National Association, a subsidiary of Fulton Financial Corporation, as sole fiduciary. The shares held by

Fulton Financial Advisors, National Association as sole fiduciary represent in the aggregate approximately 2.64 percent of the total shares outstanding and will be voted FOR the election of the six nominees identified in this Proxy Statement and FOR the approval of the 2004 Stock Option and Compensation Plan.

A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the judge of election will treat shares of common stock represented by “broker non-votes” (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) the record holder has indicated on the proxy or otherwise notified Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws.

In the case of the election of directors, the six candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as votes cast on the election of directors.

In the case of the 2004 Stock Option and Compensation Plan, a majority of the votes cast at the Annual Meeting is required to approve the plan. Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as votes cast on approval of the plan. Therefore, an abstention or broker non-vote has no effect with respect to approval of the plan.

To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of the six nominees identified in this Proxy Statement and FOR the approval of the 2004 Stock Option and Compensation Plan.

Shareholder Proposals

Shareholder proposals intended to be presented at the 2005 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than November 12, 2004, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 2005 Annual Meeting. A shareholder may not submit more than one proposal, and the proposal, including any accompanying supporting statement, may not exceed 500 words.

In order to be eligible to submit a proposal, a shareholder must have continuously held at least $2,000 in market value of Fulton Financial Corporation common stock for at least one year before the date the proposal is submitted. The shareholder must continue to hold that stock through the date of the 2005 Annual Meeting.

Any shareholder submitting a shareholder proposal to Fulton Financial Corporation must also provide Fulton Financial Corporation with a written statement verifying ownership of stock and confirming the shareholder’s intention to continue to hold the stock through the date of the 2005 Annual Meeting. The shareholder, or a qualified representative, must attend the 2005 Annual Meeting to present the proposal.

Contacting the Board of Directors

Any shareholder of Fulton Financial Corporation who desires to contact the Board of Directors may do so by writing to: Board of Directors, Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604. These written communications will be provided to the Chair of the Executive Committee of the Board of Directors who will determine further distribution based on the nature of the information in the communication. For example, communications concerning accounting, internal accounting controls or auditing matters will be shared with the Chair of the Audit Committee of the Board of Directors.

Code of Conduct

Fulton Financial Corporation has had a Code of Conduct (“Code”) for two decades that governs the conduct of its directors, officers and employees. The Code has been updated to comply with the requirements of the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards, and Fulton Financial Corporation is providing the revised Code to each director, officer and employee. A copy of the Code of Conduct can be obtained, without cost, by writing to the Corporate Secretary at: Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604.

SELECTION OF DIRECTORS

General Information

The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. The Bylaws provide that the Board of Directors shall determine the number of directors in each class of directors.

A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director’s attaining the age of 70 years.

Procedure for Shareholder Nominations

Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days’ notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the sixth day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Director Qualifications

In considering individuals nominated for board membership, the Board of Directors considers a variety of factors, including whether the candidate is recommended by executive management; the individual’s professional and personal qualifications, including business experience, education and community and charitable activities; and the individual’s familiarity with the communities in which Fulton Financial Corporation is located or is seeking to locate. In 2004, the Board of Directors plans to form a nominating committee of the Board, whose members will be independent and will be responsible for recommending future director nominees to the Board of Directors. The charter for the nominating committee is expected to be available in July 2004 on Fulton Financial Corporation’s web site: www.fult.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information

The Board of Directors has fixed the number of directors at eighteen. There are twelve continuing directors whose terms of office will expire at either the 2005 Annual Meeting or the 2006 Annual Meeting. The Board of Directors has nominated the following six persons for election to the Board of Directors for a term of three years:

For a Term of Three Years - Class of 2007

Donald M. Bowman, Jr.	George W. Hodges
Clark S. Frame	Joseph J. Mowad
Charles V. Henry, III	John O. Shirk

Each of the above nominees is presently a director of Fulton Financial Corporation. The independent directors of the Board at a regular board meeting on January 20, 2004, unanimously approved their nomination. In addition, with the exception of Director Hodges, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows: Director Bowman – Hagerstown Trust Company; Director Frame – Premier Bank; Director Henry – Lebanon Valley Farmers Bank; Director Mowad – FNB Bank, N.A. and Director Shirk – Fulton Bank. The Board of Directors recommends that the shareholders vote FOR the election of the six nominees listed above.

In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the Board of Directors of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

Information about Nominees and Continuing Directors

Information concerning the six persons nominated by the Board for election to the Board of Directors of Fulton Financial Corporation at the 2004 Annual Meeting and concerning the twelve continuing directors is set forth below, including the number of shares of Fulton Financial Corporation common stock beneficially owned, directly or indirectly, as of February 27, 2004 by each of them, and whether they were determined by the Board of Directors to be independent for purposes of the NASDAQ listing standards approved by the Securities and Exchange Commission (“SEC”) on November 4, 2003. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee or continuing director are held either (i) individually by the person indicated, (ii) individually by the person’s spouse or children living in the same household, (iii) jointly with the person’s spouse or children living in the same household, or (iv) in the name of a bank, broker or nominee for the account of the person or the person’s spouse. No nominee or continuing director owns beneficially more than one percent of the outstanding common stock of Fulton Financial Corporation. For some directors, years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

NOMINEES

CLASS OF 2007

(Three-Year Term)

DONALD M. BOWMAN, JR., (Independent) age 65. Partner, Bowman Group (trucking and real estate business). Director since 1994. Shares of stock beneficially owned: 450,2501

CLARK S. FRAME, age 53. Chairman, Premier Bank (banking). Director since 2003. Shares of stock beneficially owned: 274,3202

CHARLES V. HENRY, III, (Independent) age 69. Attorney, Henry & Beaver, LLP (law firm). Director since 1998. Shares of stock beneficially owned: 162,6683

GEORGE W. HODGES, (Independent) age 53. President, The Wolf Organization, Inc. (distributors of lumber and building supplies). Director since 2001.

Shares of stock beneficially owned: 21,6354 Mr. Hodges also serves as a director of York Water Company, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

JOSEPH J. MOWAD, M.D., (Independent) age 68. Director of Urology, Geisinger Medical Center (urologist). Director since 1999. Shares of stock beneficially owned: 42,1695

JOHN O. SHIRK, (Independent) age 60. Attorney, Barley, Snyder, Senft & Cohen, LLC (law firm). Director since 1983. Shares of stock beneficially owned: 38,0766

CONTINUING DIRECTORS

CLASS OF 2005

PATRICK J. FREER, (Independent) age 54. President, Strickler Insurance Agency, Inc. (insurance broker). Director since 1996. Shares of stock beneficially owned: 51,1477

J. ROBERT HESS, (Independent) age 69. Retired President, Lancaster Malleable Castings Company (manufacturer of malleable iron castings). Director since 1977. Shares of stock beneficially owned: 32,092

CAROLYN R. HOLLERAN, (Independent) age 65. Partner, Jerlyn Associates (real estate investments). Director since 1994. Shares of stock beneficially owned: 26,260

DONALD W. LESHER, JR., (Independent) age 59. Retired President, Lesher Mack Sales and Service (truck dealership). Director since 1998. Shares of stock beneficially owned: 109,100

MARY ANN RUSSELL, (Independent) age 68. Retired President and Chief Executive Officer, Maple Farm, Inc. (provider of health care services). Director since 1991. Shares of stock beneficially owned: 25,872

GARY A. STEWART, (Independent) age 56. Partner, Stewart Associates (real estate developer). Director since 2001. Shares of stock beneficially owned: 269,9338

CLASS OF 2006

JEFFREY G. ALBERTSON, (Independent) age 63. Attorney, Albertson Ward (law firm). Director since 1996. Shares of stock beneficially owned: 172,5419

CRAIG A. DALLY, (Independent) age 47. Attorney, Pierce & Dally, LLP (law firm). Director since 2000. Shares of stock beneficially owned: 112,910 Mr. Dally is a member of the Pennsylvania House of Representatives, serving District 138.

RUFUS A. FULTON, JR., age 63. Chairman of the Board and Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Shares of stock beneficially owned: 411,16610 Mr. Fulton also serves as a director of Burnham Holdings, Inc.

EUGENE H. GARDNER, (Independent) age 68. President, Gardner, Russo & Gardner (investment advisor). Director since 1981. Shares of stock beneficially owned: 36,939

CLYDE W. HORST, (Independent) age 65. Chairman of the Board, The Horst Group, Inc. (diversified holding company). Director since 1978. Shares of stock beneficially owned: 75,420

R. SCOTT SMITH, JR., age 57. President and Chief Operating Officer, Fulton Financial Corporation. Director since 2001. Shares of stock beneficially owned: 332,61711

As of February 27, 2004, Fulton Financial Corporation’s directors and executive officers, as a group, owned of record and beneficially 3,148,774 12 shares of Fulton Financial Corporation common stock, representing 2.91 percent of such shares then outstanding.

Footnotes

1.	Includes 88,050 shares held by Bowman Sales & Equipment, Inc.

2.	Includes 26,760 shares that may be acquired pursuant to the exercise of stock options.

3.	Includes 638 shares held in a trust.

4.	Includes 14,767 shares owned by his spouse and 5,880 shares which may be acquired pursuant to the exercise of stock options.

5.	Includes 37,601 shares held by spouse.

6.	Includes 2,363 shares held in a trust.

7.	Includes 176 shares owned by his spouse. Also includes 35,261 shares held by Strickler Insurance Agency, Inc. Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

8.	Includes 65,042 shares held in a grantor retained annuity trust and 64,786 shares held in the Stewart Foundation. Mr. Stewart disclaims beneficial ownership of any of these shares beyond his pro rata interest in the Foundation.

9.	Includes 13,835 shares held in the Albertson Ward Profit Sharing Plan. Mr. Albertson disclaims beneficial ownership of any of the shares held in the Albertson Ward Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

10.	Includes 37,236 shares held in the Corporation’s Profit Sharing Plan and 182,380 shares which may be acquired pursuant to the exercise of stock options.

11.	Includes 12,491 shares held in the Corporation’s Profit Sharing Plan and 218,615 shares which may be acquired pursuant to the exercise of stock options.

12.	Includes 794,861 shares issuable upon the exercise of vested stock options which have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and executive officers as a group.

Vote Required for Proposal No. 1

The six candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as votes cast on the election of directors.

PROPOSAL NO. 2

APPROVAL OF 2004 STOCK OPTION AND COMPENSATION PLAN

General Information

On October 21, 2003, the Board of Directors of Fulton Financial Corporation unanimously approved and adopted the 2004 Stock Option and Compensation Plan (the “Plan”). Fulton Financial Corporation’s existing Stock Option Plan is scheduled to expire in 2005, and only 231,828 shares remain available to be awarded in 2004 and 2005. The proposed Plan would allow Fulton Financial Corporation to continue to provide an incentive compensation opportunity to key employees that is linked to Fulton Financial Corporation’s long-term success and aligns the long-term financial interests of the employees with its shareholders. The Plan would also assist Fulton Financial Corporation in remaining competitive in attracting and retaining highly qualified employees by allowing Fulton Financial Corporation to continue to offer such employees an opportunity to acquire a proprietary and long-term financial interest in Fulton Financial Corporation. The named executive officers are eligible to participate in the existing stock option plan and would also be eligible to participate in the 2004 Stock Option and Compensation Plan.

The Board of Directors recommends that the shareholders vote FOR the approval of the 2004 Stock Option and Compensation Plan.

Summary of Plan

A copy of the Plan is attached to this Proxy Statement as Exhibit C. The following is a summary of the more important terms of the Plan:

The Plan is to be administered by the Executive Compensation Committee of the Board of Directors of Fulton Financial Corporation (the “Committee”), comprised of members who are not eligible to receive options or restricted stock under the Plan and who are independent, as defined in the Plan. Subject to the limitations and conditions set forth in the Plan, the Committee has complete discretion to determine the time or times, if any, when options or restricted stock will be granted under the Plan, the number of shares to be granted or awarded, the eligible employees to whom options will be granted or restricted stock awarded, the number of shares to be granted or awarded to each eligible employee, whether an option will be a non-qualified stock option or an incentive stock option, and any other provisions relating to the granting of options or awarding of restricted stock.

Options shall be granted or restricted stock awarded under the Plan to persons who are determined by the Committee to be key employees of Fulton Financial Corporation or any affiliate. Under the Plan, a “key employee” is defined to mean an employee of Fulton Financial Corporation or any affiliate, including officers (whether or not they are directors), who, in the discretion of the Committee, are determined to have rendered services which have contributed materially to the success of the enterprise.

Under the Plan, the Committee has authority to grant options or award restricted stock up to an aggregate of 13,200,000 shares of Fulton Financial Corporation common stock, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and other changes in the corporate structure of Fulton Financial Corporation. No participant may receive options or restricted stock during any single fiscal year of Fulton Financial Corporation covering or representing more than 100,000 shares. The Committee will determine from time to time whether shares to be issued upon an exercise of an option or a grant of restricted stock will consist of authorized but unissued shares or shares held in treasury. If an option is surrendered or for any reason ceases to be exercisable or restricted stock is forfeited, the shares which are subject to such grant or award shall continue to be available under the Plan.

The number of shares available for awards of options or restricted stock in any calendar year shall be determined based upon the performance of Fulton Financial Corporation measured in terms of total shareholder return for the immediately preceding five year period relative to a peer group selected by the Committee. Under the Plan, “total shareholder return” is defined to mean the stock price appreciation of a share of Fulton Financial Corporation common stock plus reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends, calculated on a cumulative basis over a five year period.

In general, the option price per share for an option granted pursuant to the Plan shall not be less than the fair market value per share on the date the option is granted. During the time that Fulton Financial Corporation common stock is listed on NASDAQ, the fair market value per share shall be the average of the highest and lowest trading prices of the stock on the date of grant. As of March 1, 2004, the highest and lowest trading prices for Fulton Financial Corporation common stock were $22.36 and $22.00, respectively, and the closing sale price was $22.11 per share as reported on NASDAQ. When an option is exercised, the option price may be paid in cash, by tendering other shares of Fulton Financial Corporation common stock having a fair market value as of the date of exercise equal to the total purchase price, by any method established by the Committee including a so-called “cashless exercise”, by giving instructions to withhold from the stock to be received upon exercise of the option the number of shares having a fair market value, as determined in the Plan, equal to the exercise price and, if desired, the participant’s tax withholding obligations, or by any combination of these methods of payment.

The Committee shall determine the date on which options shall vest and expire; provided, however, that options shall terminate no later than ten years after the date of grant.

During the lifetime of a participant, an option granted pursuant to the Plan may be exercised only by the participant and only while the participant is employed by Fulton Financial Corporation or one of its affiliates. If a participant’s position is eliminated for a reason other than for cause, the participant shall have a period of ninety days, as defined in the Plan, following such termination of employment, to exercise any vested option granted under the Plan, but such period of time shall not exceed the option’s original expiration date. In the case of termination of employment because of death or disability, the participant, or his or her authorized representative, shall have a period of one year following such termination of employment to exercise any vested option granted under the Plan, but such period of time shall not exceed the option’s original expiration date. In the case of termination of employment by reason of retirement, the participant shall have the period specified in the Plan following such termination of employment within which to exercise any vested option granted under the Plan, but such period of time shall not exceed the option’s original expiration date.

Options granted under the Plan may be either incentive stock options or non-qualified stock options. The federal income tax consequences to a participant and Fulton Financial Corporation will differ depending upon whether an option is an incentive stock option or a non-qualified stock option.

A participant who is granted an incentive stock option will not recognize any taxable income, nor will Fulton Financial Corporation deduct any compensation expense, upon either the grant or the exercise of an option. An incentive stock option is subject to a holding period, defined in the Internal Revenue Code of 1986, such as amended (the “Code”), as the later of two years from the date of the grant of the option or one year from the date the stock is transferred to the participant upon exercise of the option. If a participant disposes of stock acquired pursuant to an incentive stock option after expiration of the holding period, the participant must recognize as capital gains income the difference between the option price paid and the amount received upon disposition of the stock. If a participant disposes of the stock prior to the expiration of the holding period, the participant must recognize as compensation income the difference between the option price paid and the fair market value of the stock at the time of exercise. In the event of such a disqualifying disposition, Fulton Financial Corporation may deduct an amount equal to such difference as compensation expense.

A participant who receives a non-qualified stock option generally must recognize compensation income upon exercise of the option in an amount equal to the difference between the option price paid and the fair market value of the stock received upon exercise. Such amount may be deducted from taxable income by Fulton Financial Corporation. When the participant subsequently sells or disposes of the stock, the participant will recognize as capital gains income the difference between the fair market value of the stock at the time of exercise and the amount received upon disposition.

At the time of making an award of restricted stock to a key employee, the Committee shall determine the number of shares of restricted stock to be granted to the key employee, the duration of the restricted period after which (and the conditions under which) all or part of the restricted stock may vest in the key employee, the price (if any) to be paid for the restricted stock, and any other terms and conditions which the Committee may deem appropriate.

Each recipient of restricted stock may, but need not, be issued one or more stock certificates in respect of shares of restricted stock. Stock certificates for shares of restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to Fulton Financial Corporation by the recipient, together with a stock power, endorsed in blank by the recipient. Alternatively, the Committee may deem appropriate, that in lieu of the issuance of certificates for any shares of restricted stock during the restricted period, that, a “book entry” (i.e., a computerized or manual entry) may be made in the records of Fulton Financial Corporation, or its designated stock transfer agent, to evidence the ownership of such shares of restricted stock in the name of the applicable recipient.

In the event a recipient of restricted stock ceases to be employed by Fulton Financial Corporation or an affiliate during the restricted period for reasons other than death or disability, all shares of restricted stock, which have not previously vested in the recipient, shall be forfeited to Fulton Financial Corporation. In the event employment terminates due to the recipient’s death or disability, all shares of restricted stock shall immediately vest in the recipient.

The recipient of shares of restricted stock shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon. Cash dividends, which shall be reinvested in stock under Fulton Financial Corporation’s dividend reinvestment plan, and shares received with respect to a stock dividend or stock split shall be subject to the same restrictions as the restricted stock to the extent determined by the Committee.

The Board of Directors of Fulton Financial Corporation may terminate the Plan or amend it in any way; provided, however, that the Board may not, without the consent of the shareholders of Fulton Financial Corporation, make any amendment which increases the maximum number of shares as to which awards may be granted under the Plan, changes the class of eligible employees, materially increases the benefits accruing to an employee under the Plan, or otherwise requires the approval of the shareholders under applicable law or listing requirements. Unless previously terminated by the Board of Directors, the Plan shall terminate on, and no awards shall be granted after, the tenth anniversary of the effective date of the Plan. The Plan shall become effective on the date on which the Board of Directors adopted it, provided that the shareholders of Fulton Financial Corporation approve the Plan within one year thereafter.

Vote Required For Proposal No. 2

A majority of the votes cast at the Annual Meeting is required to approve the 2004 Stock Option and Compensation Plan. Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as a vote cast on approval of the plan. Therefore, an abstention or broker non-vote has no effect with respect to approval of the plan.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Executive Officers and Stock Ownership

The following persons are the executive officers of Fulton Financial Corporation:

Name	Age	Office Held and Term of Office

Rufus A. Fulton, Jr.	63	Chairman of the Board and Chief Executive Officer of Fulton Financial Corporation since January 1999; previously President and Chief Executive Officer of Fulton Financial Corporation. Member of Senior Management of Fulton Financial Corporation.

R. Scott Smith, Jr.	57	President and Chief Operating Officer of Fulton Financial Corporation since January 2001; previously Executive Vice President of Fulton Financial Corporation and Chairman, President and Chief Executive Officer of Fulton Bank. Member of Senior Management of Fulton Financial Corporation.

Charles J. Nugent	55	Senior Executive Vice President and Chief Financial Officer of Fulton Financial Corporation since January 2001; previously Executive Vice President and Chief Financial Officer of Fulton Financial Corporation. Member of Senior Management of Fulton Financial Corporation.

Richard J. Ashby, Jr.	59	Executive Vice President of Fulton Financial Corporation and since January 2002, Chairman and Chief Executive Officer of Fulton Bank; previously Chairman, President and Chief Executive Officer of Fulton Bank; President and Chief Operating Officer of Fulton Bank; and Chairman of the Board, President and Chief Executive Officer of Lafayette Ambassador Bank. Member of Senior Management of Fulton Financial Corporation and Fulton Bank.

Information concerning beneficial ownership of Fulton Financial Corporation stock by Messrs. Fulton and Smith is included in the information above concerning Directors. The following table shows the beneficial ownership of Fulton Financial Corporation stock by the other named executive officers as of February 27, 2004:

Name	Shares Beneficially Owned	Percent of Stock Outstanding

Charles J. Nugent	263,833[1]	.24

Richard J. Ashby, Jr.	239,826[2]	.22

(This space intentionally left blank)

[1]	Includes 17,114 shares held in the Corporation's Profit Sharing Plan and 196,657 shares which may be acquired pursuant to the exercise of stock options.
[2]	Includes 6,060 shares held in the Corporation's Profit Sharing Plan and 164,569 shares which may be acquired pursuant to the exercise of stock options.

Executive Compensation

The following Summary Compensation Table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated named executive officers whose total annual salary and bonus exceeded $100,000 in 2003.

SUMMARY COMPENSATION TABLE

	Annual Compensation						Long-term Compensation
Name and Principal Position	Year	Salary			Bonus		Options	All Other Compensation*

Rufus A. Fulton, Jr., Chairman of the Board and Chief Executive Officer	2003 2002 2001	$ $ $	777,777.78 688,518.30 638,444.30		$ $ $	28,703.70 26,481.48 24,555.55	36,000 34,500 27,600	$ $ $	116,666.60 103,277.78 95,766.65

R. Scott Smith, Jr., President and Chief Operating Officer	2003 2002 2001	$ $ $	466,851.78 404,444.44 361,111.14		$ $ $	17,222.22 15,555.56 13,888.89	30,000 28,700 23,000	$ $ $	70,027.02 60,666.67 54,166.67

Charles J. Nugent, Senior Executive Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	376,111.11 337,037.04 293,703.80		$ $ $	13,888.89 12,962.96 11,296.30	26,000 24,700 19,800	$ $ $	56,416.67 50,555.56 44,055.57

Richard J. Ashby, Jr. Executive Vice President	2003 2002 2001	$ $ $	335,925.92 298,962.96 265,148.06	**	$ $ $	12,407.41 11,037.04 9,851.85	22,000 20,550 16,500	$ $ $	50,388.89 43,044.44 39,772.21

*	Amounts accrued under the Fulton Financial Corporation Profit Sharing Plan for the account of each named executive officer.
**	Includes amounts, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.

STOCK OPTION GRANTS IN FISCAL YEAR 2003

Name	Options Granted	% of Total Options Granted to Employees	Exercise or Base Price Per Share	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%

Rufus A. Fulton, Jr.	36,000	7.85%	$19.90	June 30, 2013	$450,540.11	$1,141,757.10

R. Scott Smith, Jr.	30,000	6.54	19.90	June 30, 2013	$375,450.09	$951,464.25

Charles J. Nugent	26,000	5.67	19.90	June 30, 2013	$325,390.08	$824,602.35

Richard J. Ashby, Jr.	22,000	4.79	19.90	June 30, 2013	$275,330.07	$697,740.45

AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 2003

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise*	Value Realized	Number of Unexercised Options at Fiscal Year End**	Value of Unexercised In-the-Money Options at Fiscal Year End*
Rufus A. Fulton, Jr.	25,896	$240,328	238,331	$1,445,941.62

R. Scott Smith, Jr.	19,856	$248,301	238,469	$1,811,780.36

Charles J. Nugent	16,544	$206,876	214,521	$1,640,999.60

Richard J. Ashby, Jr.	14,239	$149,451	238,469	$1,379,546.86

*	Restated to reflect a 5% stock dividend paid on May 23, 2003.
**	All options are currently exercisable.

EQUITY COMPENSATION PLAN INFORMATION (1)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders (2)	3,331,322	$13.88	231,828

Equity compensation plans not approved by security holders	0	0	0

Total	3,331,322	$13.88	231,828

(1)	As of December 31, 2003.
(2)	This plan is Fulton Financial Corporation’s 1996 Incentive Stock Option Plan.

EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

For 2003, compensation for executive officers of Fulton Financial Corporation was determined by the Board of Directors after receiving recommendations from the Executive Committee of the Board of Directors based upon external salary comparisons and individual performance.1 In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2003, the Executive Committee first considered the executive management tiers and corresponding base salary ranges which Peter R. Johnson & Company, a consultant on executive compensation, developed in 2001. Fulton Financial Corporation’s executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that the Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2003, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer’s level of individual performance, contribution to the organization, and salary history during the past five years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

The peer group of bank holding companies used by the Executive Committee for purposes of making a comparative analysis of executive compensation for 2003 included the same bank holding companies that are incorporated in the peer group established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The peer group includes bank holding companies that are comparable to Fulton Financial Corporation in terms of asset size, although they are not necessarily comparable in terms of financial performance.

Pursuant to an Incentive Stock Option Plan approved by the Board of Directors and the shareholders in 1996, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded

[1]	At an October 21, 2003 meeting, the Executive Committee reviewed and evaluated information concerning the compensation and performance of the executive officers of Fulton Financial Corporation and decided to recommend to the full Board of Directors in December 2003, the 2004 salaries for each of the executive officers. At its regular board meeting on December 16, 2003, the Board of Directors, after discussion, approved the recommendations of the Executive Committee for the 2004 salaries of the executive officers.

At its January 20, 2004, regular board meeting, the Board of Directors discussed the NASDAQ listing standards that provide, among other things, for either a compensation committee of the Board consisting solely of "independent" directors or a majority of the "independent" directors of the Board to approve the compensation for executive officers. The Board discussed plans to form a compensation committee in 2004. This committee will determine the compensation for the executive officers for 2005.

options. The number of options available for grant in any calendar year is determined based on the performance of Fulton Financial Corporation measured in terms of total shareholder return relative to a peer group, determined at the sole discretion of those members of the Executive Committee who are not eligible to receive options under the Incentive Stock Option Plan, for the immediately preceding five year period. The awards of stock options made to the executive officers of Fulton Financial Corporation during 2003 were determined by the Board of Directors based on the recommendations of the Executive Committee.1 In making such recommendations, the Executive Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation, as well as information provided by the Chief Executive Officer concerning the level of individual performance and contribution to the organization of each of the other executive officers. The Executive Committee used the same criteria in determining the number of options to be awarded to the Chief Executive Officer. The Executive Committee did not establish specific target levels for individual performance or corporate profitability. The Executive Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.

Executive Committee
Carolyn R. Holleran, Chair	Robert D. Garner
Donald M. Bowman, Jr., Vice Chair	Samuel H. Jones, Jr.
Rufus A. Fulton, Jr.*	Donald W. Lesher, Jr.
Eugene H. Gardner	Stuart H. Raub, Jr.

*	During 2003, Mr. Fulton was Chairman of the Board and Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton did not participate in discussions concerning his own compensation.

SEVERANCE AGREEMENTS AND SURVIVORS’ BENEFITS

Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Smith, Ashby and Nugent (the “Executives”). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following, and for reasons relating to, a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation employee retirement plans. Such benefits would be payable, in the case of Mr. Fulton, for a period of five years and, in the cases of Messrs. Smith, Ashby and Nugent, for a period of three years, beginning on the date of the Executive’s discharge or resignation and continuing until (i) he elects to terminate benefits in order to accept employment with another financial services institution; (ii) the end of the year in which he attains the age of 65; or (iii) he dies, whichever first occurs.

Officers of Fulton Financial Corporation and certain of its bank subsidiaries as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors’ benefit program. This program provides the employee’s spouse, in the event of the employee’s death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee’s final annual salary. This benefit is paid from the date of death until the employee’s 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Smith and Ashby participate in this program.

[1]	Any stock options to be awarded to executive officers in 2004 will be determined either by a majority vote of the independent directors of the Board or a Board committee made up solely of directors determined to be independent under the NASDAQ listing standards.

PERFORMANCE GRAPH

The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1998, in each of the following: (i) Fulton Financial Corporation common stock; (ii) the stock of all United States companies traded on the NASDAQ Stock Market; and (iii) common stock of the peer group of bank holding companies in a nine-state (plus the District of Columbia) Eastern United States region with total assets at September 30, 1996 of $2 to $8 billion; and (B) all dividends were reinvested in such securities over the past five years.

Comparison of Five Year-Cumulative Total Returns

Fulton Financial Corporation

Legend		Description
FFC		FULTON FINANCIAL CORPORATION
NASDAQ		NASDAQ Stock Market (U.S. Companies)
Peer Group		Self-Determined Peer Group consisting of bank holding companies with assets of $2 - $8 billion at 9/30/96 with corporate headquarters in PA, MD, NJ, DE, OH, NY, DC, VA, WV and NC and not under acquisition agreement as of 12/31/03
Notes:
	A.	The lines represent yearly index levels derived from compounded daily returns that include all dividends.
	B.	If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
	C.	The index level for all series was set to 100.0 on 12/31/98.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
FFC	100.00	90.71	125.99	129.17	134.87	181.15
NASDAQ	100.00	185.95	113.19	89.65	61.67	92.90
Peer Group	100.00	86.50	105.18	120.87	123.49	153.57

INFORMATION CONCERNING BOARD OF DIRECTORS

Meetings and Committees of the Board of Directors

The Board of Directors of Fulton Financial Corporation has a standing Executive Committee, Audit Committee, and Trust Committee. There is also a standing Human Resources Committee which, except with regard to the executive officers of Fulton Financial Corporation, serves as the compensation committee. In 2003, the Board of Directors of Fulton Financial Corporation did not have a standing Nominating Committee. The Executive Committee performed this function.

Compensation Committee Interlocks and Insider Participation

Historically, the Executive Committee of the Board of Directors of Fulton Financial Corporation has also functioned as the compensation committee responsible for considering the compensation for executive officers of Fulton Financial Corporation and for presenting salary recommendations for these officers to the Board of Directors for approval. In December 2002, the committee recommended and the Board of Directors approved the 2003 compensation for the executive officers.1 Members of the Executive Committee are Carolyn R. Holleran, Chair, Donald M. Bowman, Jr., Vice Chair, and Messrs. Fulton, Gardner, Garner, Jones, Lesher and Raub. Directors’ Garner, Jones and Raub will be retiring as of the 2004 Annual Meeting in accordance with the Corporation’s mandatory retirement policy. In 2002, Mr. Fulton was Chairman and Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton does not participate in discussions as to his own compensation. There are no interlocking relationships, as defined in regulations of the SEC, involving members of the Executive Committee. Except for the powers expressly excluded in Section 5 of Article III of the Bylaws, the Executive Committee also exercises the powers of the Board of Directors between board meetings. The Executive Committee met twice in 2003.

Other Board Committees

Members of the Audit Committee are Patrick J. Freer, Chair, George W. Hodges, Vice Chair, Mrs. Mary Ann Russell and Messrs. Bowman, Gardner, Raub, and Stewart . All members of the Audit Committee meet the experience and independence requirements of the National Association of Security Dealers, Inc., the Securities and Exchange Act of 1934, and the rules and regulations of the SEC. Director Gardner was determined to qualify, and agreed to serve, as the Audit Committee’s “financial expert” as defined by the SEC regulations. The Audit Committee met ten times during the year. The Audit Committee is governed by a formal charter, which was adopted in 2003, and is attached as Exhibit B. The Audit Committee’s pre-approval policy and procedure for audited and non-audit services is set forth in its charter. The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by Fulton Financial Corporation pursuant to federal and state regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness, and compliance with laws and regulations; overseeing the internal audit function; reviewing regulatory examination reports and management’s responses thereto; and reviewing periodic reports from the loan review function.

[1]	The Executive Committee also performed this function for the compensation of executive officers in 2004, and the Board of Directors approved the committee’s recommendations at the December 16, 2003 regular board meeting. A compensation committee consisting only of “independent” directors will perform this function for executive compensation in 2005.

Members of the Trust Committee are Joseph J. Mowad, M.D., Chair, Craig A. Dally, Vice Chair, Mrs. Carolyn R. Holleran and Messrs. Fichthorn, Henry, Hess, and Jones. Director Fichthorn will be retiring as of the 2004 Annual Meeting in accordance with the Corporation’s mandatory retirement policy. The Trust Committee met seven times during the year. The Trust Committee is responsible for consulting with management of Fulton Financial Advisors, National Association, a subsidiary of Fulton Financial Corporation, and overseeing all trust, investment, insurance and related financial services which Fulton Financial Corporation performs, directly or indirectly through an affiliate.

Members of the Human Resources Committee are Donald W. Lesher, Jr., Chair, Jeffrey G. Albertson, Vice Chair and Messrs. Frame, Garner, Horst and Shirk. Mr. Fulton serves as an ex-officio member of this Committee. The Committee met seven times during the year to review benefit and salary administration programs (except for executive officers of Fulton Financial Corporation) and other human resources matters affecting Fulton Financial Corporation and its subsidiaries.

There were eight meetings plus one special meeting of the Board of Directors of Fulton Financial Corporation and twenty-six meetings of committees of the Board of Directors of Fulton Financial Corporation during 2003. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of the board committees on which he or she served.

Executive Sessions

Beginning in 2004, the independent directors of the Board will meet in executive session as often as a majority of them decides, but in no event less than twice a year.

Annual Meeting Attendance

In 2003, Fulton Financial Corporation did not have a policy requiring directors to attend the Annual Meeting, however, in order to facilitate their attendance, the corporation held its regularly scheduled board meeting for April at 9 a.m., April 15, 2003, at the Hershey Lodge and Convention Center, the same date and location as the 2003 Annual Meeting, which began at 12:00 noon. Only one director was absent from that regular board meeting. Fulton Financial Corporation has scheduled its 2004 regular April board meeting in a similar manner.

Compensation of Directors

Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $12,000 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. In addition, directors are paid a fee of $400 for each Board of Directors meeting attended. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director’s fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Transactions with Directors and Executive Officers

Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 2003. All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

Some of the directors of Fulton Financial Corporation are members of law firms, which provided legal services to Fulton Financial Corporation or its subsidiaries in 2003, and prior years. The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank, a subsidiary of Fulton Financial Corporation, for many years. In 2003, Albertson Ward was paid $100,549.30 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Jeffrey G. Albertson is a partner in this firm. The law firm of Barley, Snyder, Senft & Cohen, LLC, Lancaster, Pennsylvania, provided legal services to Fulton Financial Corporation and its subsidiaries in 2003. Director John O. Shirk is a partner in this law firm. The law firm of Henry & Beaver, LLP, Lebanon, Pennsylvania, provided legal services to Lebanon Valley Farmers Bank in 2003. Director Charles V. Henry, III is a partner in this law firm. The law firm of Pierce & Dally, LLP, Nazareth, Pennsylvania, provided legal services to Lafayette Ambassador Bank in 2003. In 2003, Pierce & Dally was paid $46,874.25 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Craig A. Dally is a partner in this law firm. In each case, the law firm is expected to continue to provide legal services to Fulton Financial Corporation or its subsidiaries in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all Section 16(a) filing requirements applicable to its directors and executive officers have been complied with, except in the following cases: with respect to Craig A. Dally, the report of a purchase of 166 shares of Fulton Financial Corporation stock on February 19, 2003 was filed on February 28, 2003; with respect to Charles J. Nugent, the report of an exercise of a stock swap of 15,756 shares of Fulton Financial Corporation stock on April 22, 2003 was filed on April 25, 2003, and with respect to R. Scott Smith, Jr., the report of an exercise of a stock swap of 18,911 shares of Fulton Financial Corporation stock on April 22, 2003 was filed on April 25, 2003. In each of these cases, the failure to file a timely report was inadvertent and occurred as a result of a delay by the stock transfer agent in reporting the transaction.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

For the year ended December 31, 2003, Fulton Financial Corporation engaged KPMG LLP (“KPMG”), independent certified public accountants, to audit the Corporation’s financial statements.

The appointment of KPMG for the current year will be reviewed in the second quarter of 2004. Representatives of KPMG are expected to be present at the 2004 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

The Audit Committee of the Board of Directors of Fulton Financial Corporation has carefully considered whether the provision of the non-audit services described below which were performed by KPMG in 2003 would be incompatible with maintaining the independence of KPMG in performing its audit services and has determined that, in its judgment, the independence of the auditor has not been compromised.

The Audit Committee has stated that, based on its review and discussion of the audited 2003 financial statements of Fulton Financial Corporation with management and the Corporation’s auditor, KPMG, it recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. A copy of the report of the Audit Committee of its findings that resulted from its financial reporting oversight responsibilities is attached as Exhibit A.

Audit Fees

KPMG billed Fulton Financial Corporation $372,500 in 2003 and $235,000 in 2002 for professional services rendered for the audit of the Corporation’s annual financial statements and reviews of the financial statements included in the Corporation’s Forms 10-Q filed with the Securities and Exchange Commission. Of the amount billed in 2003, $40,000 related to the 2002 audit.

Audit Related Fees

KPMG billed Fulton Financial Corporation a total of $81,800 in 2003 for audit related fees. These fees were primarily for professional services related to mergers and acquisitions. KPMG did not bill Fulton Financial Corporation for any audit related fees during 2002.

Tax Related Fees

KPMG billed Fulton Financial Corporation a total of $215,424 in 2003 and $69,870 in 2002 for tax related fees. These fees were for the preparation and review of federal and state income tax returns for Fulton Financial Corporation and its subsidiaries, as well as for various tax planning and tax consulting matters.

All Other Fees

KPMG did not bill Fulton Financial Corporation for any other services in 2003 and 2002 that were not included above.

All audit related and tax fees in 2003 were preapproved by the Audit Committee.

On June 18, 2002, Fulton Financial Corporation dismissed its independent accountants, Arthur Andersen LLP (“Andersen”) and appointed KPMG as its new independent accountants, each effective that day. On April 16, 2002, Fulton Financial Corporation had announced that it had decided not to renew the engagement of Andersen and would be seeking proposals from independent accountants to audit Fulton Financial Corporation’s financial statements for the fiscal year ending December 31, 2002. Andersen continued to provide services to Fulton Financial Corporation following the announcement that its engagement would not be renewed. The decision to engage KPMG was approved by the Board of Directors upon the recommendation of the Corporation’s Audit Committee. Andersen’s report on Fulton Financial Corporation’s 2001 financial statements was dated January, 2002, in conjunction with the filing of its Annual Report on Form 10-K for the year ended December 31, 2001.

During Fulton Financial Corporation’s two fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through June 18, 2002, there were no disagreements between the Corporation and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Corporation’s two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through June 18, 2002.

The audit reports of Andersen on the consolidated financial statements of Fulton Financial Corporation and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2001 and 2000, and the subsequent interim period through June 18, 2002, neither Fulton Financial Corporation nor anyone on its behalf consulted KPMG regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ADDITIONAL INFORMATION

A copy of the Annual Report of Fulton Financial Corporation on Form 10-K as filed with the Securities and Exchange Commission, including financial statements, is available without charge to shareholders upon written request addressed to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604.

Only one proxy statement is being delivered to multiple security holders sharing an address unless the Corporation has received contrary instructions from one or more of the security holders. The Corporation will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. Such a request should be made to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604, (717) 291-2411. Requests to receive a separate mailing for future proxy statements should be made orally or in writing to the Corporate Secretary at the foregoing address or phone number.

OTHER MATTERS

The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement, which will be presented at the 2004 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

RUFUS A. FULTON, JR.
Chairman of the Board and
Chief Executive Officer

Lancaster, Pennsylvania

March 18, 2004

EXHIBIT A

Report of Audit Committee

March 10, 2004

To the Board of Directors of Fulton Financial Corporation:

We have reviewed and discussed with management the Corporation’s audited financial statements as of, and for the year ended, December 31, 2003.

We have discussed with representatives of KPMG LLP, the Corporation’s independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditor’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003.

Patrick J. Freer, Chair

George W. Hodges, Vice Chair

Donald M. Bowman, Jr.

Eugene H. Gardner

Stuart H. Raub, Jr.

Mary Ann Russell

Gary A. Stewart

EXHIBIT B

Fulton Financial Corporation’s Audit Committee Charter

PURPOSE

The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) to assist the Board in monitoring (1) the integrity of the financial statements of Fulton Financial Corporation (the “Company”), (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

COMMITTEE MEMBERSHIP

The Committee shall consist of a minimum of five members who meet the independence and experience requirements of the National Association of Securities Dealers and Quotes (NASDAQ), the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (“Commission”). At least one member of the Committee shall be an audit committee financial expert as defined by the Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. Regular meetings of the Committee shall be scheduled monthly, although meeting agendas will vary month to month. The Committee shall meet periodically with the chief audit executive and the independent auditors in separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee shall have the sole authority to appoint or replace the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

The Committee shall preapprove all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services defined in the Exchange Act, which are approved by the Committee prior to completion of the audit. The Committee may, at its discretion, consult with management; however, under no circumstances may these responsibilities be delegated to management.

The Committee may form and delegate authority to subcommittees consisting of one or more members, when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services. Any decisions of such subcommittees to grant preapprovals shall be presented to the full Committee for ratification at its next scheduled meeting.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for adequate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purposes of rendering or issuing an audit report and to any advisors retained by the Committee.

The Committee Chair shall make regular reports to the Board. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in the Management’s Discussion and Analysis section, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements and disclosures prior to filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss reports from the independent auditors on:

a.	All critical accounting policies and practices to be used.

b.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, if any, as well as off-balance sheet structures on the Company’s financial statements.

6.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information and any significant disagreements with management.

8.	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

9.	Review the independent auditor’s attestation report on the annual assertions made by the Company’s CEO and CFO regarding the effectiveness of internal controls over financial reporting.

10.	Review and evaluate the performance of the lead partner of the independent auditor team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by government or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the chief internal audit executive. The Committee shall present its conclusions with respect to auditor independence to the Board.

12.	Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

15.	Review and approve the appointment or replacement of the chief audit executive.

16.	Review the organizational structure of FFC to ensure the propriety of independence with regard to the chief audit executive and Internal Audit Services.

17.	Review and approve the annual internal audit risk assessment results and audit plan to ensure sufficient audit coverage of the system of internal controls, compliance with laws and regulations, and detection of management override regarding the internal control system or management’s compromise of the internal control environment.

18.	Discuss with the chief audit executive Internal Audit Services’ responsibilities, budget and staffing and any recommended changes in the planned scope of internal audits.

19.	Review the significant internal audit reports prepared by Internal Audit Services.

20.	Review and concur with any performance evaluation regarding the chief audit executive.

21.	Reaffirm the Internal Audit Charter annually.

Compliance Oversight Responsibilities

22.	Obtain from the independent auditor assurance that, if any illegal acts are detected during the performance of its duties, the Committee is informed in a timely manner and a report is provided if the independent auditor has reached conclusions with respect to such illegal acts.

23.	Review and approve all additions, deletions or changes to the Company’s Code of Conduct. Advise the Board with respect to any weaknesses or deficiencies with respect to the Company’s Code of Conduct and ethical practices.

24.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Review all meritorious complaints regarding accounting, internal accounting controls or auditing matters and the resolutions thereto.

25.	Discuss with management, the chief audit executive and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

26.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

LIMITATION OF THE AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

EXHIBIT C

FULTON FINANCIAL CORPORATION

2004 Stock Option and Compensation Plan

Article 1. Purpose of the Plan. The purpose of the 2004 Stock Option and Compensation Plan (the “Plan”) of Fulton Financial Corporation (the “Company”) and its affiliates is: (i) to align the interests of shareholders and key employees by encouraging and creating ownership of common stock of the Company; (ii) to enable the Company to attract and retain qualified employees who contribute to the Company’s success by their ability and ingenuity; (iii) to provide meaningful long-term incentive opportunities for key employees who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; (iv) to reward individual performance; and (v) to allow the Company to be competitive within the Peer Group (as defined in Section 2.21 below).

Article 2. Definitions. For purposes of the Plan, the following words or phrases shall have the meanings assigned to them below:

2.01. “Affiliate” shall mean a parent or subsidiary corporation as defined in Section 424 of the Code (substituting “Company” for “employer corporation”), including a parent or subsidiary which becomes such after the adoption of the Plan.

2.02. “Award” shall mean the grant of an Option or Restricted Stock under this Plan.

2.03. “Board” shall mean the Board of Directors of the Company.

2.04. “Business Combination” shall have the meaning set forth in Section 2.05.

2.05 “Change in Control” of the Company shall mean:

(a) change in the Board during any twenty-four (24) month period ending on or after the effective date of the Plan, if the individuals who were directors of the Company at the beginning of the period cease during such period to constitute at least a majority of the Board;

(b) the acceptance and completion of a tender offer or exchange offer by any entity, person or group (including any affiliates of such entity, person or group, other than an Affiliate of the Company) for twenty-five percent (25%) or more of the outstanding voting power of all capital stock of the Company;

(c) the acquisition by any entity, person or group (including any affiliates of such entity, person or group) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company’s capital stock entitled to twenty-five percent (25%) or more of the outstanding voting power of all capital stock of the Company;

(d) a merger, consolidation, division, share exchange, or any other transaction or a series of transactions outside the ordinary course of business involving the Company (a “Business Combination”), as a result of which the holders of the outstanding voting capital stock of the

Company immediately prior to such Business Combination, excluding any shareholder who is a party to the Business Combination (other than the Company) or is such party’s affiliate as defined in the Exchange Act, hold less than seventy-five percent (75%) of the voting capital stock of the surviving or resulting corporation; or

(e) the transfer of substantially all of the assets of the Company other than to a wholly owned subsidiary of the Company.

2.06. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.07. “Committee” shall mean the Executive Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer this Plan, comprised of all members of such committee who are not eligible to receive Options under the Plan and who are deemed to be Independent.

2.08. “Company” shall mean Fulton Financial Corporation.

2.09. “Date of Grant” in respect of any Award granted under the Plan shall mean the date on which that Award is granted by the Committee.

2.10. “Date of Exercise” in respect of any Option granted under the Plan shall mean the date on which the Participant’s written notice of Exercise is received by the Company pursuant to procedures prescribed by the Committee.

2.11. “Exchange Act” shall have the meaning set forth in Section 2.05.

2.12. “Exercise”, in respect of an Option, shall mean the delivery by the Participant to the Secretary of the Company of a written notice of exercise in the form specified by the Committee, accompanied by payment in full for the Shares to be acquired pursuant to such exercise.

2.13. “Incentive Stock Option” shall mean an Option issued pursuant to the Plan that meets the requirements of Section 422 of the Code, as set forth in Article 9 below.

2.14. “Independent”, in respect of a director, shall mean a director of the Company who is an “outside director” under Section 162(m) of the Code.

2.15. “Key Employees” shall mean those employees of the Company or any Affiliate, including officers (whether or not they are directors), who, in the discretion of the Committee, are determined to have rendered services which tend to contribute materially to the success of the Company or an Affiliate.

2.16. “NASDAQ” shall mean the National Association of Securities Dealers, Inc. Automated Quotations System.

2.17. “Non-Qualified Stock Option” shall mean an Option issued pursuant to the Plan that is not intended to be an Incentive Stock Option.

2.18. “Option” means a right granted to a Participant to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.19. “Optionee” shall mean a Participant to whom an Option has been awarded.

2.20. “Participant” shall mean a Key Employee (or others under Section 5.05) to whom an Award has been granted pursuant to the Plan.

2.21. “Peer Group” shall mean those financial institutions selected by the Committee to be used to determine Options available for grant and Restricted Stock available for award, as described in Section 5.04 of the Plan.

2.22. “Plan” shall mean this 2004 Stock Option and Compensation Plan.

2.23. “Restricted Stock” shall mean shares of Stock subject to an Award granted pursuant to Article 10 of this Plan.

2.24. “Securities Act” shall have the meaning set forth in Section 12.02.

2.25. “Shares” shall mean the $2.50 par value common stock of the Company.

2.26. “Stock” shall also mean the $2.50 par value common stock of the Company.

2.27. “Ten Percent Shareholder” shall mean a person who on the Date of Grant owns, either directly or within the meaning of the attribution rules in Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any one of its subsidiaries, as defined respectively in Sections 424(e) and 424(f) of the Code.

2.28. “Total Shareholder Return (TSR)” shall mean the stock price appreciation of a Share, plus reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends, calculated on a cumulative basis over a five-year period.

Article 3. Administration of the Plan.

3.01. The Plan shall be administered by the Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

3.02. The Committee shall be vested with full authority to adopt, amend and rescind such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person claiming under or through a Participant.

3.03. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Award granted under the Plan.

Article 4. Stock Subject to the Plan. Subject to adjustment as provided in Article 11, the Committee shall have the authority to grant Options or Restricted Stock under the Plan for up to an aggregate of 13,200,000 Shares. For purposes of qualifying for Section 162(m) of the Code, no Participant may receive Options or

Restricted Stock during any single fiscal year of the Company covering or representing more than 100,000 Shares. As the Committee may determine from time to time, the Shares optioned or Restricted Stock awarded may consist either in whole or in part of authorized but unissued Shares or Shares held in treasury. If an Option is surrendered or for any reason ceases to be exercisable or Restricted Stock is forfeited, the Shares which were subject to such Option but as to which the Option has not been exercised, or the Shares which have been forfeited, shall be added back to the pool of Shares available for grant under the Plan.

Article 5. Eligibility and Grant of Options and Restricted Stock.

5.01. Subject to Section 5.05, Options shall be granted or Restricted Stock awarded under the Plan only to persons who are Key Employees of the Company or of any Affiliate, as determined by the Committee.

5.02. It shall be the responsibility of the Committee to determine: (i) the time or times, if any, when Awards will be granted under the Plan; (ii) the number of Shares to be optioned or granted as Restricted Stock; (iii) the eligible employees to whom Awards will be granted; (iv) the number of Shares to be optioned or granted as Restricted Stock to each eligible employee; (v) whether an Option will be a Non-Qualified Stock Option or an Incentive Stock Option; and (vi) any other provisions related to the granting of Options or Restricted Stock, subject to Article 15.

5.03. An Incentive Stock Option shall not be granted to a Ten Percent Shareholder except on such terms concerning the Option price and conditions of Exercise as are described in Article 9 with respect to such person. Subject to Section 5.05, an Incentive Stock Option shall not be granted to an individual who is not an employee of the Company or any Affiliate.

5.04. The number of Shares available for Awards in any calendar year shall be determined depending upon the performance of the Company measured in terms of Total Shareholder Return (TSR) relative to a Peer Group, determined at the sole discretion of the Committee, for the five-year period immediately preceding the grant of the Award. The number of Shares available for Awards shall be determined in accordance with the following schedule:

Company’s TSR Ranking among the Peer Group for Prior Five-Year Period	Percent of Total Outstanding Shares Available for Awards for Plan Year
Top Quartile	1.00%
Second Quartile	0.75%
Third Quartile	0.50%
Fourth Quartile	At the Discretion of the Committee but limited to no more than 0.50%

Individual Award levels may vary depending on the Key Employee’s tier or salary grade, individual performance, tenure-related issues, competitive award practices, the size of the total Share pool and the number of Participants.

5.05. Options or Restricted Stock may be granted under the Plan from time to time in substitution for stock options or restricted stock (or such options or restricted stock may be assumed by the Company), held by current or former employees or directors, or other optionees or holders of restricted stock, of a corporation which becomes or is about to become an Affiliate of the Company as the result of a merger or consolidation of such corporation with the Company or one of its Affiliates, or the acquisition by the Company or one of its Affiliates of the assets of such corporation, or the acquisition by the Company or one of its Affiliates of stock of such corporation as the result of which it becomes an Affiliate. The terms and conditions of the Options or Restricted Stock so granted or assumed may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options or restricted stock being substituted or assumed.

Article 6. Option Price.

6.01. Except as otherwise provided in Article 9 below, the Option price per Share to be acquired pursuant to the Exercise of an Option shall not be less than the fair market value per Share on the Date of Grant, subject to adjustment as set forth in Article 11 below.

6.02. If the Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the average of the highest and lowest trading prices of the Stock on such stock exchange or exchanges on the Date of Grant or, if no sale of the Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price on the next preceding day on which such price was quoted.

6.03. During such time as the Stock is not listed on an established stock exchange but is listed in the NASDAQ National Market System, the fair market value per Share shall be the average of the highest and lowest trading prices of the Stock on the Date of Grant or, if no trade of Stock occurred on that day, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

Article 7. Terms and Conditions of Options.

7.01. Each Option shall be evidenced by a written stock option agreement specifying the number of Shares that may be purchased pursuant to the Option, the Option price, the term of the Option, and such other terms, conditions and limitations established by the Committee as are consistent with the terms of the Plan. The stock option agreement shall identify the Option as a Non-Qualified Stock Option or an Incentive Stock Option.

7.02. Each Option granted under the Plan shall expire on the date determined by the Committee and specified in the stock option agreement; provided, however, that, except as provided in Article 9 and in Section 7.04 below, each option shall terminate not later than the date which is ten years from the Date of Grant.

7.03. The Committee in its discretion may impose further limitations on the Exercise of Options granted under the Plan.

7.04. Unless otherwise provided in the terms of a stock option agreement, a vested Option may be Exercised by an Optionee only while the Optionee is an employee of the Company or an Affiliate and has maintained continuous status as an employee since the Date of Grant of the Option, except if the Optionee’s continuous employment ceases by reason of the Optionee’s disability, death, retirement or elmination of Optionee’s postion. If the continuous employment of an Optionee is terminated as a result of the Optionee’s disability, such Optionee may, but only within a one (1) year period from the date of such termination of employment (and no later than the date that the Option would otherwise expire), Exercise the Option to the extent the Optionee was entitled to Exercise it at the date of such termination of continuous employment. If the continuous employment of an Optionee is terminated as a result of the Optionee’s death, to the extent the Optionee was entitled to Exercise the Option immediately prior to the Optionee’s death, such Option of the deceased Optionee may be Exercised, but only within one (1) year from the date of the Optionee’s death (and no later than the date on which such Option would otherwise expire), by the person or persons (including the Optionee’s estate) to whom the Optionee’s rights under such Option shall have passed by will or by the laws of descent and distribution. If the continuous employment of an Optionee ceases as a result of the Optionee’s retirement, any Incentive Stock Option will convert to a Non-Qualified Stock Option unless the Optionee, within a period of ninety (90) days beginning on the day following the date of such retirement (and no later than the date the Option would otherwise expire), Exercises the Option (to the extent that the Optionee was entitled to Exercise it at the date of such retirement). If the continuous employment of an Optionee ceases as a result of the elimination of the Optionee’s position for a reason other than cause, the Optionee may, but only within a period of ninety (90) days beginning on the day following the date of such termination of employment (and no later than the date the Option would otherwise expire), Exercise the Option (to the extent that the Optionee was entitled to Exercise it at the date of such retirement). Termination of continuous employment for any other reason, shall result in the immediate cancellation of the Option.

Notwithstanding anything herein to the contrary, as to a Non-Qualified Stock Option (including an Incentive Stock Option which has been amended in such a manner as to convert it to a Non-Qualified Stock Option), if the continuous employment of an Optionee is terminated as a result of the Optionee’s retirement, such Optionee may, but only within a two (2) year period from the date of retirement (and no later than the date that the Option would otherwise expire), exercise the option to the extent the Optionee was entitled to exercise it at the date of retirement.

The terms “continuous employment” and “continuous status as an employee” mean the absence of any interruption or termination of employment with the Company or with any present or future Affiliate. Employment shall not be considered interrupted in the case of transfers between the Company and any Affiliate or between Affiliates, nor in the case of any military leave or any approved leave of absence which the Committee, in its discretion, treats as a period of employment.

7.05. During the lifetime of a Participant, an Option granted pursuant to the Plan shall be exercisable only by the Participant and shall not be assignable or transferable by him or her other than by will or the laws of descent and distribution.

Article 8. Exercise of Options. The Committee shall determine the time or times at which an Option may be Exercised in whole or in part.

8.01. Subject to such other Exercise provisions as may be determined by the Committee and as set forth in a stock option agreement, Options may be Exercised on or after the date which is three (3) years from the Date of Grant, provided that the Optionee has maintained continuous employment (determined under Section 7.04) from the Date of Grant and remains an employee as of such vesting date,; provided further, however, that the Options may be sooner Exercised with respect to all or any portion of the total number of shares of Stock covered by the Options upon the occurrence of a Change in Control. Notwithstanding any provision of this Plan to the contrary, if at the time that an Incentive Stock Option becomes first exercisable in accordance with the above schedule, the aggregate fair market value (determined at the time of the grant) of Stock with respect to which Incentive Stock Options are first exercisable during any calendar year under the Plan and all other stock option plans of the Company and its Affiliates exceeds $100,000, then such Option shall be treated in part as an Incentive Stock Option and in part as a Non-Qualified Stock Option, taking such options into account in the order in which they were granted. In such a case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the Exercise of an Incentive Stock Option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Company.

8.02. Each Participant who elects to Exercise an Option granted pursuant to this Plan shall give written notice to the Company of such election and of the number of Shares he or she has elected to purchase, in such form as the Committee shall have prescribed or approved. At the time of Exercise of the Option, the price of the Shares purchased shall become immediately due and payable (i) in cash or by check, (ii) by tendering to the Company Shares of the Company that have been held by the Participant for at least six months, having a fair market value as of the Date of Exercise (determined pursuant to Article 6, above) equal to the exercise price, (iii) by any method established by the Committee to facilitate Stock ownership, including so-called “cashless exercise”, (iv) by instructing the Company to withhold from the Stock to be received upon exercise of the Option the number of shares having a fair market value (determined pursuant to Article 6, above) equal to the exercise price and, if desired, the Participant’s tax withholding obligations, or (v) by any combination of the methods of payment described in (i), (ii), (iii) and (iv).

Article 9. Other Incentive Stock Option Requirements.

9.01. The Committee is authorized to grant Incentive Stock Options to Participants subject to the terms and provisions of Section 422 of the Code, including, but not limited to, the requirements that: (i) no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan; (ii) the exercise price per Share of any Incentive Stock Option shall not be less than 100 percent of fair market value of the Stock on the Date of Grant; (iii) the exercise price per Share of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Stock on the Date of Grant, and (iv) if the exercise price of the Incentive Stock Option is determined pursuant to (iii) above, an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the Date of Grant. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.

9.02. With respect to shares of Stock acquired as a result of the Exercise of an Incentive Stock Option, any disposition of such shares other than by will or by the laws of descent and distribution before the later of the expiration of the two (2) year period beginning on the date such Incentive Stock Option was granted or the expiration of the one (1) year period beginning on the date of the transfer of such shares pursuant to such Exercise, will not be prohibited by the Plan, but may disqualify the disposition from receiving favorable tax treatment under Section 421(a) of the Code. The Committee may require an Optionee to give prompt Notice (as such term is defined below) to the Company concerning any disposition of shares of Stock received upon the Exercise of an Incentive Stock Option within: (i) two (2) years from the date of granting such Incentive Stock Option to such Optionee, (ii) one (1) year from the transfer of such shares of Stock to such Optionee, or (iii) such other period as the Committee may from time to time determine. The Committee may direct in the applicable award agreement that an Optionee with respect to an Incentive Stock Option undertake to give such notice described in the preceding sentence at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by Exercise of an Incentive Stock Option refer to such requirement to give such notice. Notice shall mean written notification actually received by the Company at its executive offices on a day when the Company’s executive offices are open for business, or, if received after such time, such Notice shall be deemed received on the next such day, which Notice may be delivered in such manner as may be prescribed from time to time by the Committee.

Article 10. Restricted Stock

10.01. Subject to the provisions of the Plan, the Committee may grant shares of Restricted Stock to Key Employees from time to time in accordance with this Article 10. All Awards of Restricted Stock shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Award agreement.

10.02. At the time of making a grant of Restricted Stock to a Key Employee, the Committee shall determine the number of shares of Restricted Stock to be granted to the Key Employee, the duration of the restricted period after which (and the conditions under which) all or part of the Restricted Stock may vest in the Key Employee, the price (if any) to be paid for the Restricted Stock, and any other terms and conditions which the Committee may deem appropriate. Subject to such other vesting provisions as determined by the Committee and as set forth in a restricted stock agreement, Restricted Stock shall vest on the date which is five (5) years from the date of the Award of such Restricted Stock, provided that the holder of the Restricted Stock has maintained continuous employment (determined under Section 7.04) from the Date of Grant and remains an employee as of the date of vesting.

10.03. Each recipient of Restricted Stock hereunder, may, but need not, be issued one or more stock certificates in respect of shares of Restricted Stock. Stock certificates for shares of Restricted Stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power, endorsed in blank by the recipient. As the Committee, in its discretion, may deem appropriate, in lieu of the issuance of certificates for any shares of Restricted Stock during the restricted period, a “book entry” (i.e., a computerized or manual entry) may be made in the records of the Company, or its designated stock transfer agent, to evidence the ownership of such shares of Restricted Stock in the name of the applicable recipient. Such records of the Company or such agent shall, absent manifest error, be binding on all recipients of Restricted Stock hereunder. At the expiration of the restricted period, the Company shall deliver to the recipient of the Restricted Stock (or his or her legal representative) stock certificates representing shares of Restricted Stock, which have vested.

10.04. In the event a recipient of Restricted Stock ceases to be employed by the Company or an Affiliate during the restricted period for reasons other than death or disability, all shares of Restricted Stock which have not previously vested in the recipient shall be forfeited to the Company. In the event employment terminates due to the recipient’s death or disability, all shares of Restricted Stock shall immediately vest in the recipient.

10.05. The recipient of shares of Restricted Stock shall be entitled to vote shares of Restricted Stock and shall be entitled to all dividends paid thereon; provided, however, cash dividends received on such Restricted Stock shall be reinvested in Stock under the Company’s dividend reinvestment plan, and the Stock so acquired shall be subject to the same restrictions as such Restricted Stock to the extent determined by the Committee. In addition, shares received with respect to a stock dividend or stock split applicable to the Restricted Stock shall be subject to the same restrictions as such Restricted Stock to the extent determined by the Committee.

Article 11. Changes in Capital Structure.

11.01. In the event of any change in the Shares subject to the Plan or to any Option granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the corporate structure of the Company, the Committee shall appropriately adjust the number of Shares subject to the Plan and to each outstanding Option, and the price per Share thereof (but not the total price), so that upon Exercise, the Participant shall receive the same number of Shares he or she would have received had he been the holder of all Shares subject to his or her outstanding Options immediately before the effective date of such change in the capital structure of the Company, and the benefits, rights and features relating to shares of Restricted Stock shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan. Such adjustment shall not result in the issuance of fractional shares. Each such adjustment shall be made in such manner so as not to constitute a “modification” of the Option as defined in Section 424 of the Code.

11.02. If the Company is succeeded by another corporation in a merger or consolidation or if fifty percent or more of its Stock is acquired by another corporation, all Options granted under the Plan which are then outstanding shall be assumed by the successor corporation and each such Option shall be applicable to the stock of the successor corporation, with only such modifications as may be necessary to continue the status of an Incentive Stock Option as an option granted under an incentive stock option plan within the meaning of Section 422 of the Code.

11.03. Any adjustment by the Committee pursuant to this Article 11 in the number of Shares subject to the Plan or to any outstanding Option, or to the price stated in any Option, or to the benefits, rights and features relating to shares of Restricted Stock, shall be final, binding and conclusive. Notice of any adjustment shall be given by the Company to each Participant holding an Option which shall have been so adjusted.

11.04. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

Article 12. Registration of Stock.

12.01. No Option granted pursuant to the Plan shall be exercisable, nor shall Restricted Stock vest, in whole or in part, if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Stock subject to such Option or the Restricted Stock on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option (or the issuance of Shares thereunder) or the vesting of such Restricted Stock, unless such listing, registration, qualification, consent or approval may be effected or obtained free of any conditions not acceptable to the Committee.

12.02. If a registration statement under the Securities Act of 1933 (the “Securities Act”) with respect to the Shares issuable upon Exercise of any Option or Restricted Stock granted under the Plan is not in effect at the time of Exercise, as a condition of the issuance of the Shares, the Committee may require the Participant exercising the Option or receiving Restricted Stock to give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the Stock for his or her own account for investment and not with a view to its distribution. The Company may place upon any share certificate issued upon Exercise of such Option or receipt of Restricted Stock the following legend or such other legend as the Committee may prescribe to prevent disposition of the Shares in violation of the Securities Act or any other applicable securities law:

“The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement covering such shares which has been filed under the Act or a written opinion of counsel for the Company that registration is not required.”

Article 13. Tax Withholding. The Company will require that each Participant, as a condition of Exercise of an Option, receipt or vesting of Restricted Stock or a so-called “cashless exercise” of an Option, pay or reimburse any taxes the Company is required to withhold in connection with the grant or Exercise of the Option or receipt or vesting of Restricted Stock.

Article 14. Amendment or Termination of the Plan.

14.01. The Board may at any time amend, modify, suspend or terminate the Plan; provided that, except as provided in Article 11 above, the Board may not, without the consent of the shareholders of the Company, make any amendment or modification which:

(a)	increases the maximum number of Shares as to which Awards may be granted under the Plan,

(b)	changes the class of eligible employees,

(c)	increases materially the benefits accruing to an employee under the Plan, or

(d)	otherwise requires the approval of the shareholders of the Company under applicable law (including the requirements of Section 422 of the Code) or listing requirements relating to the Stock.

14.02. Notwithstanding the provisions of Section 14.01 above, the Board reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Awards granted under the Plan to the extent necessary to qualify any or all Options granted under the Plan for such favorable federal income tax treatment (including deferral of taxation upon Exercise) as may be afforded employee stock options under Section 422 of the Code, the regulations promulgated thereunder, and any amendments or replacements thereof.

14.03. Unless previously terminated by the Board, the Plan shall terminate on, and no Award shall be granted after, the tenth anniversary of the effective date of the Plan, as set forth in Section 16 below.

14.04. No amendment, modification or termination of the Plan (whether by action of the Board or by expiration of the Plan term) shall in any manner affect any Option or Restricted Stock theretofore granted under the Plan without the consent of the Participant or any person claiming under or through the Participant.

Article 15. General Provisions.

15.01. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

15.02. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

15.03. Nothing contained in the Plan or any applicable award agreement shall confer upon any employee any right to continue in the employ of the Company or any Affiliate or to interfere in any way with the right of the Company or any Affiliate to terminate his or her employment at any time or increase or decrease his or her compensation from the rate in existence at the time of granting an Award.

15.04. Upon a Change in Control of the Company, all Options theretofore granted and not previously exercisable, and all Restricted Stock theretofore granted but still subject to forfeiture, shall become fully exercisable, in the case of Options, or fully vested, in the case of Restricted Stock, to the same extent and in the same manner as if they had become exercisable or vested by passage of time or by virtue of the Company achieving certain performance objectives in accordance with the relevant provisions of the Plan and any Award agreement.

15.05. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon Exercise or payment of any Award. Proceeds from the issuance of shares of Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

15.06. By accepting any benefit under the Plan, each recipient of an Award under the Plan and each person claiming under or through such recipient shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

15.07 Any liability of the Company or any Affiliate to any recipient of an Award under the Plan with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award agreement. Neither the Company nor any Affiliate nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

15.08. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to such state’s choice of law provisions, except as superseded by applicable federal law.

15.09. The words “Article,” “Section” and “paragraph” shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Award agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.10. The Plan shall be binding upon the legally constituted successors of the Company. Upon the dissolution or merger of the Company into a successor corporation, or any transaction resulting in the transfer or exchange of shares involving the Company, the Plan shall be binding upon and, if required, shall be adopted by the shareholders of said successor entity. The obligations created under the Plan regarding adoption, implementation and Exercise under the Plan shall be binding upon said successor entity.

Article 16. Effective Date. The Plan shall become effective on the date on which it is adopted by the Board, provided that the Plan is approved by the shareholders of the Company within one year thereafter. The Board may grant Options or Restricted Stock pursuant to the Plan prior to the approval of the Plan by the shareholders of the Company, provided that all such Awards are contingent upon shareholder approval of the Plan within said one-year period.

FULTON FINANCIAL CORPORATION ATTN; SHAREHOLDER SERVICES ONE PENN SQUARE LANCASTER, PA 17604

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fulton Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                                                                            FFINL1                                   KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FULTON FINANCIAL CORPORATION

This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed and FOR the 2004 Stock Option and Compensation Plan.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
	☐	☐	☐

VOTE ON PROPOSAL NO. 1 – ELECTION OF DIRECTORS

DIRECTORS RECOMMEND A “FOR” VOTE FOR THE FOLLOWING NOMINEES FOR A THREE YEAR TERM:

01) Donald M. Bowman, Jr. 02) Clark S. Frame 03) Charles V. Henry, III	04) George W. Hodges 05) Joseph J. Mowad 06) John O. Shirk

VOTE ON PROPOSAL NO. 2 – 2004 STOCK OPTION AND COMPENSATION PLAN
				For	Against	Abstain
	DIRECTORS RECOMMEND A “FOR” VOTE FOR THE APPROVAL OF THE 2004 STOCK OPTION AND COMPENSATION PLAN.			☐	☐	☐

This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box
and write them on the back where indicated.	☐

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

This proxy hereby appoints David S. Etter and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on March 4, 2004, and (ii) which the signer is otherwise entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, April 22, 2004, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on reverse side.)

FULTON FINANCIAL CORPORATION ATTN; SHAREHOLDER SERVICES ONE PENN SQUARE LANCASTER, PA 17604

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 19, 2004. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 19, 2004. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fulton Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

ANNUAL REPORT

Fulton Financial corporation’s Annual Report may be viewed online by visiting our website at www.fult.com. To request an Annual Report, please call Fulton Financial Advisors, N.A. – Retirement Services at (717) 291-2445.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                                                                                FFINL1                                   KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FULTON FINANCIAL CORPORATION

This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed and FOR the 2004 Stock Option and Compensation Plan.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
	☐	☐	☐

VOTE ON PROPOSAL NO. 1 – ELECTION OF DIRECTORS

DIRECTORS RECOMMEND A “FOR” VOTE FOR THE FOLLOWING NOMINEES FOR A THREE YEAR TERM:

01) Donald M. Bowman, Jr. 02) Clark S. Frame 03) Charles V. Henry, III	04) George W. Hodges 05) Joseph J. Mowad 06) John O. Shirk

VOTE ON PROPOSAL NO. 2 – 2004 STOCK OPTION AND COMPENSATION PLAN
				For	Against	Abstain
	DIRECTORS RECOMMEND A “FOR” VOTE FOR THE APPROVAL OF THE 2004 STOCK OPTION AND COMPENSATION PLAN.			☐	☐	☐

This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box
and write them on the back where indicated.	☐

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

This proxy hereby appoints David S. Etter and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on March 4, 2004, and (ii) which the signer is otherwise entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, April 22, 2004, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

If shares of Fulton Financial Corporation Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Fulton Financial Corporation Common Stock in the undersigned’s name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on reverse side.)